UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2008

State Street Corporation
(Exact name of registrant as specified in its charter)

Massachusetts	001-07511	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
One Lincoln Street, Boston, Massachusetts	02111
(Address of principal executive offices)	(Zip code)
Registrant's telephone number, including area code:	(617) 786-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On April 15, 2008, State Street Corporation issued a news release announcing its results of operations and related financial information for the first quarter of 2008. A copy of that news release is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

In addition, copies of slide presentations pertaining to State Street-sponsored asset-backed commercial paper conduits and State Street’s investment securities portfolio, which were made available in connection with the investor conference call referenced in the April 15, 2008 news release, are furnished herewith as Exhibits 99.2 and 99.3 and are incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

State Street Corporation’s news release dated April 15, 2008, announcing first quarter 2008 results of operations and related financial information, is furnished herewith as Exhibit 99.1, and its slide presentations pertaining to State Street-sponsored asset-backed commercial paper conduits and State Street’s investment securities portfolio, which were made available in connection with the investor conference call referenced in the April 15, 2008 news release, are furnished herewith as Exhibits 99.2 and 99.3.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

		By:	/s/ James J. Malerba
		Name:	James J. Malerba
		Title:	Senior Vice President and
Corporate Controller

Date:	April 15, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	News release dated April 15, 2008, announcing first quarter 2008 results of operations and related financial information.

99.2	Slide presentation pertaining to State Street-sponsored asset-backed commercial paper conduits as of March 31, 2008.

99.3	Slide presentation pertaining to State Street’s investment securities portfolio as of March 31, 2008.